UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 3, 2025

FRESHWORKS INC.
(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40806	33-1218825
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2950 S. Delaware Street, Suite 201
San Mateo, CA 94403
(Address of Principal Executive Offices and Zip Code)
(650) 513-0514
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.00001 par value per share	FRSH	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 3, 2025, Rathna Girish Mathrubootham provided notice to Freshworks Inc. (the “Company”) that he will retire from his roles as Executive Chairman, a Class III member of the Company’s Board of Directors (the “Board”), and Chairman of the Board effective December 1, 2025, in order to devote his full-time efforts to Together Fund, the venture fund he co-founded.

Following such notice, the Board appointed Roxanne Austin, Lead Independent Director, to serve as Chairperson of the Board beginning December 1, 2025. Ms. Austin has served as a member of our board of directors and as lead independent director since May 2021. Additionally, Ms. Austin serves on the boards of directors of CrowdStrike and Verizon where she chairs the Audit Committees, and AbbVie, where she is lead independent director. She previously served on the boards of Abbott, Ericsson, Target, and Teledyne. Ms. Austin is a frequent voice on corporate governance and crisis management, and serves as co-chair of the Northwestern Kellogg Corporate Conference. She is currently President & CEO of Austin Investment Advisors. Her previous executive roles include President and COO of DIRECTV, CEO of Move Networks, and CFO of Hughes Electronics. She is also a former Partner of Deloitte & Touche LLP.

Prior to the effective date of his resignation, Mr. Mathrubootham will work with Ms. Austin to facilitate a smooth transition of Board leadership. Mr. Mathrubootham’s resignation was not the result of any disagreement on matters relating to the Company’s operations, policies, or practices. Effective December 1, 2025, the size of the Board will be reduced to nine members and the total number of Class III directors will be reduced to two members.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Freshworks Inc.
Dated: September 4, 2025
	By:	/s/ Pamela Sergeeff
Pamela Sergeeff
Chief Legal Officer and General Counsel